Prospectus Supplement	July 30, 2021

SUPPLEMENT TO THE RETAIL PROSPECTUSES OF ALL PUTNAM RETAIL
OPEN-END FUNDS, EXCLUDING PUTNAM CONVERTIBLE SECURITIES FUND
(CLASS I SHARE PROSPECTUS), PUTNAM GOVERNMENT MONEY MARKET
FUND, PUTNAM GOVERNMENT MONEY MARKET FUND (CLASS I SHARE
PROSPECTUS), PUTNAM MONEY MARKET FUND, PUTNAM MORTGAGE
OPPORTUNITIES FUND (CLASS I SHARE PROSPECTUS), PUTNAM SHORT
DURATION BOND FUND, PUTNAM SHORT TERM INVESTMENT FUND, AND
PUTNAM ULTRA SHORT DURATION INCOME FUND

Effective immediately, the following replaces similar disclosure under the heading “Policy on excessive short-term trading”:

• Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. If Putnam Management’s Compliance Department determines that an investor has engaged in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

• Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. Putnam Management may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund or other Putnam funds, and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under

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common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via Putnam’s Individual Investor website. Putnam Management may also temporarily or permanently bar the investor or financial intermediary from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the investor’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.

• Limitations on the fund’s policies. There is no guarantee that these policies will be able to detect excessive trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the fund shares held in the omnibus account. Putnam Management monitors cash flows into and out of the fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, Putnam Management will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, Putnam Management’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

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